Exhibit 99.1

UNITED STATES	OMB APPROVAL
SECURITIES AND EXCHANGE COMMISSION	OMB Number: 3235-0123
Washington, D.C. 20549	Expires: January 31, 2007
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ANNUAL AUDITED REPORT	SEC FILE NUMBER
FORM X-17A-5	8-026807
PART III

FACING PAGE
Information Required of Brokers and Dealers Pursuant to Section 17 of the
Securities Exchange Act of 1934 and Rule 17a-5 Thereunder

REPORT FOR THE PERIOD BEGINNING	January 1, 2005	AND ENDING	December 31, 2005
MM/DD/YY	MM/DD/YY

A. REGISTRANT IDENTIFICATION

NAME OF BROKER-DEALER

Paulson Investment Company, Inc.	OFFICIAL USE ONLY

ADDRESS OF PRINCIPAL PLACE OF BUSINESS: (Do not use P.O. Box No.)	FIRM ID NO.

811 SW Naito Parkway, Suite 200
(No. and Street)
Portland	Oregon	97204
(City)	(State)	(Zip Code)

NAME AND TELEPHONE NUMBER OF PERSON TO CONTACT IN REGARD TO THIS REPORT

Karen L. Johannes (530) 243-6080
(Area Code - Telephone No.)

B. ACCOUNTANT IDENTIFICATION

INDEPENDENT PUBLIC ACCOUNTANT whose opinion is contained in this Report*

McGLADREY & PULLEN, LLP
(Name - if individual, state last, first, middle name)
191 North Wacker Drive	Chicago	Illinois	60606
(Address)	(City)	(State)	(Zip Code)

CHECK ONE:
☒Certified Public Accountant
☐Public Accountant
☐Accountant not resident in United States or any of its possessions.

FOR OFFICIAL USE ONLY

* Claims for exemption from the requirement that the annual report be covered by the opinion of an independent public accountant must be supported by a statement of facts and circumstances relied on as the basis for the exemption. See section 240.17a-5(e)(2)

OATH OR AFFIRMATION

I,  Trent Davis, swear (or affirm) that, to the best of my knowledge and belief the accompanying financial statement and supporting schedules pertaining to the firm of Paulson Investment Company, Inc. as of December 31, 2005,  are true and correct. I further swear (or affirm) that neither the company nor any partner, proprietor, principal officer or director has any proprietary interest in any account classified solely as that of a customer.

Signature

President
Title

Notary Public

This report** contains (check all applicable boxes):

☒	(a)	Facing page.
☒	(b)	Statement of Financial Condition.
☒	(c)	Statement of Income (Loss).
☒	(d)	Statement of Changes in Cash Flows.
☒	(e)	Statement of Changes in Stockholders’ Equity or Partners’ or Sole Proprietor’s Capital.
☐	(f)	Statement of Changes in Liabilities Subordinated to Claims of Creditors.
☒	(g)	Computation of Net Capital.
☒	(h)	Computation for Determination of Reserve Requirements Pursuant to Rule 15c3-3.
☒	(i)	Information Relating to the Possession or control Requirements Under Rule 15c3-3.
☐	(j)

A Reconciliation, including appropriate explanation, of the Computation of Net Capital Under Rule 15c3-3 and the Computation for Determination of the Reserve Requirements Under Exhibit A of Rule 15c3-3.

☐	(k)	A Reconciliation between the audited and unaudited Statements of Financial Condition with respect to methods of consolidation.
☒	(l)	An Oath or Affirmation.
☐	(m)	A copy of the SIPC Supplemental Report.
☐	(n)	A report describing any material inadequacies found to exist or found to have existed since the date of the previous audit.
☒	(o)	Independent Auditor’s Report on Internal Control.

**For conditions of confidential treatment of certain portions of this filing, see section 240.17a-5(e)(3).

Contents

Independent Auditor’s Report		1

Financial Statements

	Statement of Financial Condition	2

	Statement of Operations	3

	Statement of Changes in Stockholder’s Equity	4

	Statement of Cash Flows	5

	Notes to Financial Statements	6 — 11

Supplementary Schedules

I.	Computation of Net Capital Under Rule 15c3-1	12

II.	Computation for Determination of Reserve Requirements Under Rule 15c3-3	13

III.	Information Relating to Possession or Control Requirements Under Rule 15c3-3	13

Independent Auditor’s Report on Internal Control		14 — 15

Independent Auditor’s Report

To the Board of Directors

Paulson Investment Company, Inc.

Portland, Oregon

We have audited the accompanying statement of financial condition of Paulson Investment Company, Inc. as of December 31, 2005, and the related statements of operations, changes in stockholder’s equity and cash flows for the year then ended that you are filing pursuant to rule 17a-5 under the Securities Exchange Act of 1934. These financial statements are the responsibility of the Company’s management. Our responsibility is to express an opinion on these financial statements based on our audit.

We conducted our audit in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Paulson Investment Company, Inc. as of December 31, 2005, and the results of its operations and its cash flows for the year then ended in conformity with accounting principles generally accepted in the United States of America.

Our audit was conducted for the purpose of forming an opinion on the basic financial statements taken as a whole. The information contained in Schedules I, II and III is presented for purposes of additional analysis and is not a required part of the basic financial statements, but is supplementary information required by rule 17a-5 under the Securities Exchange Act of 1934. Such information has been subjected to the auditing procedures applied in the audit of the basic financial statements and, in our opinion, is fairly stated in all material respects in relation to the basic financial statements taken as a whole.

Chicago, Illinois

February 20, 2006

Paulson Investment Company, Inc.

Statement of Financial Condition

December 31, 2005

Assets

Cash and cash equivalents	$128,223
Trading and investment securities	33,960,372
Underwriter warrants, at estimated fair value	6,275,000
Receivable from correspondent broker-dealer	12,608,491
Receivables from and advances to noncustomers	1,132,389
Other assets	623,467

Total assets	$54,727,942

Liabilities and Stockholder’s Equity

Accounts payable and accrued expenses	$3,324,505
Securities sold, not yet purchased, at market value	23,033
Payable to correspondent broker-dealer	3,182,347
Deferred income taxes	5,570,000
Current income taxes payable to parent	2,499,571

Total liabilities	14,599,456

Commitments and Contingent Liabilities

Stockholder’s Equity
Preferred stock, no par value; authorized 500,000 shares; no shares issued and outstanding	—
Common stock, no par value; authorized 1,000,000 shares; issued and outstanding 400,100 shares	2,024,039
Receivable from parent	(7,612,309)
Retained earnings	45,716,756

Total stockholder’s equity	40,128,486

Total liabilities and stockholder’s equity	$54,727,942

The accompanying notes are an integral part of these financial statements.

Paulson Investment Company, Inc.

Statement of Operations

Year Ended December 31, 2005

Revenue:
Commissions	$16,320,063
Net gains from trading and investment securities	18,766,208
Revenue from underwriting and selling groups	3,259,092
Revenue from sale of investment company shares	197,645
Other revenue	1,173,069

39,716,077

Expenses:
Employee compensation and benefits	19,382,335
Underwriting expenses	227,412
Other operating expenses	7,755,528

27,365,275

Income before income taxes	12,350,802

Income taxes:
Current expense	5,083,000
Deferred benefit	(647,000)
4,436,000

Net income	$7,914,802

The accompanying notes are an integral part of these financial statements.

Paulson Investment Company, Inc.

Statement of Changes in Stockholder’s Equity

Year Ended December 31, 2005

			Receivable
	Common Stock		From	Retained
	Shares	Amount	Parent	Earnings	Total

Balance, beginning of year	400,100	$2,015,565	$(6,195,993)	$37,801,954	$33,621,526

Net change in receivable from parent	—	—	(1,416,316)	—	(1,416,316)
Income tax benefit from stock option exercise	—	8,474	—	—	8,474
Net income	—	—	—	7,914,802	7,914,802

Balance, end of year	400,100	$2,024,039	$(7,612,309)	$45,716,756	$40,128,486

The accompanying notes are an integral part of these financial statements.

Paulson Investment Company, Inc.

Statement of Cash Flows

Year Ended December 31, 2005

Cash Flows from Operating Activities
Net income	$7,914,802
Adjustments to reconcile net income to net cash provided by operating activities:
Deferred income taxes	(646,597)
(Increase) decrease in operating assets:
Trading and investing securities, net	(10,156,401)
Underwriter warrants, net	3,141,000
Receivable from correspondent broker-dealer	(4,752,237)
Receivables from and advances to noncustomers	(689,455)
Other assets	1,834,980
Increase (decrease) in operating liabilities:
Securities sold, not yet purchased	(27,111)
Income taxes payable	2,499,571
Accounts payable and accrued expenses	126,294
Payable to correspondent broker-dealer	2,160,487
Net cash provided by operating activities	1,405,333

Cash Flows from Financing Activities
Net change in receivable from parent	(1,416,316)
Tax benefit from the exercise of stock options	8,474
Net cash (used in) financing activities	(1,407,842)

Net decrease in cash and cash equivalents	(2,509)

Cash and cash equivalents:
Beginning of year	130,732

End of year	$128,223

Cash paid during the year for:
Income taxes (paid to parent)	$2,710,114

The accompanying notes are an integral part of these financial statements.

Paulson Investment Company, Inc.

Notes to Financial Statements

Note 1.                                  Nature of Business and Significant Accounting Policies

Paulson Investment Company, Inc. (the Company), a wholly-owned subsidiary of Paulson Capital Corp. (the Parent), is an Oregon corporation and a registered broker-dealer in securities under the Securities and Exchange Act of 1934 and is a member of the National Association of Security Dealers (NASD). The Company renders broker-dealer services in securities on both an agency and principal basis to its customers who are fully introduced to National Financial Services, LLC (NFS), a Fidelity Investments Company. The Company also acts as a lead or participating underwriter for securities offerings.

The Company operates under the provisions of paragraph (k)(2)(ii) of rule 15c3-3 of the Securities and Exchange Act of 1934 and, accordingly, is exempt from the remaining provisions of that rule. Essentially, the requirements of paragraph (k)(2)(ii) provide that the Company clear all transactions on behalf of customers on a fully disclosed basis with a clearing broker-dealer and promptly transmit all customer funds and securities to the clearing broker-dealer. The clearing broker-dealer carries all of the accounts of the customers and maintains and preserves all related books and records as are customarily kept by a clearing broker-dealer.

Significant accounting policies are as follows.

Use of estimates:  The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets, liabilities and disclosures of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. The Company’s estimates regarding the fair market value of not readily marketable securities are significant estimates and these estimates could change in the near term. Actual results could differ from those estimates.

Security transactions:  Security transactions and related revenue are recorded on a trade date basis. Manager’s fees, underwriter’s fees, and other underwriting revenues are recognized at the time the underwriting is completed. Tax shelter revenue is recognized at the time individual tax shelter units are sold. Revenue from the receipt of underwriter warrants, received in corporate finance transactions, is recognized on the date the warrants are received based on the estimated fair value of the securities received as estimated using the Black-Scholes option-pricing model.

Marketable securities are valued at fair market value, and securities not readily marketable are valued at fair value as determined by management. The fair value of not readily marketable securities is estimated by management using available information including the following: quoted market prices of similar securities (i.e., unrestricted shares of the same company); price of recent known trades of the same or similar securities; the cost of the security if recently purchased adjusted for changes in the financial condition of the issuer; all other information available from review of available documents related to the issuer or discussions with management of the issuer. Changes in the value of these securities are reflected currently in the results of operations.

Underwriter warrants are valued at estimated fair value using the Black-Scholes option-pricing model, taking into account the exercise price, remaining life of the warrant, the current price of the underlying stock and its expected volatility, expected dividends on the stock and the risk-free interest rate for the remaining term of the warrant. Changes in the estimated fair value of these underwriter warrants are reflected currently in the results of operations.

Fair value of financial instruments:  The carrying amounts reflected in the financial statements for cash and cash equivalents, receivables and payables approximate their respective fair values due to the short-term nature of these items. The fair values of securities owned and securities sold, not yet purchased are equal to the carrying value. Changes in the market value of these securities are reflected currently in the results of operations for the year.

Income taxes:  The Company’s taxable income or loss is included in the consolidated federal income tax returns of the Parent. The Parent allocates income tax expense or benefit to the Company based upon its contribution to taxable income or loss as if the Company were filing a separate return.

Income taxes are accounted for under the same asset and liability method. Deferred tax assets and liabilities are recognized for the estimated future tax consequences attributable to differences between the financial statement carrying amounts of existing assets and liabilities and their respective tax bases and operating loss and tax credit carryforwards. Deferred tax assets and liabilities are measured using enacted tax rates in effect for the year in which those temporary differences are expected to be recovered or settled. The effect on deferred tax assets and liabilities of a change in tax rates is recognized in income in the period that includes the enactment date.

Cash and cash equivalents:  Cash and cash equivalents include cash on hand, cash on deposit with banks, and highly liquid debt instruments with a maturity of three months or less when purchased.

Balances maintained within accounts on deposit with banks, at times, may exceed federally insured limits. The Company has not experienced any losses in such accounts.

Note 2.           Receivable from and Payable to Correspondent Broker-Dealer

The Company introduces all customer transactions in securities traded on U.S. securities markets to NFS on a fully-disclosed basis. The agreement between the Company and its clearing broker provides that the Company is obligated to assume any exposure related to nonperformance by customers or counterparties. The Company monitors clearance and settlement of all customer transactions on a daily basis. The exposure to credit risk associated with the nonperformance of customers and counterparties in fulfilling their contractual obligations pursuant to these securities transactions can be directly impacted by volatile trading markets which may impair the customer’s or counterparty’s ability to satisfy their obligations to the Company. In the event of nonperformance, the Company may be required to purchase or sell financial instruments at unfavorable market prices resulting in a loss. Management does not anticipate significant nonperformance by customers and counterparties in the above situations.

In addition to the clearing services provided, NFS also loans money to the Company to finance trading accounts.

Note 3.           Receivables from and Advances to Noncustomers

Receivables from and advances to noncustomers consist of the following:

Officers	$37,431
Employees	99,108
Independent brokers	16,756
Other	979,094

$1,132,389

Employee receivables relate principally to advances and expenses in excess of commission earnings and inventory losses charged to the Company’s employees and registered representatives. Other receivables are primarily related to commissions receivable, amounts advanced to companies involved in potential underwriting transactions, and amounts receivable from insurance companies as reimbursement for insured losses. An allowance is recorded for specific amounts when they are determined by management to be uncollectible.

Note 4.                                  Trading and Investment Securities and Securities Sold, Not Yet Purchased

At December 31, 2005 trading and investment securities and securities sold, not yet purchased, at market values or estimated fair value if not readily marketable, are as follows:

		Sold,
		Not Yet
	Owned	Purchased

State and municipal government obligations	$5,007	$—
Corporate warrants	1,757,900	—
Corporate equities	32,197,465	23,033

	$33,960,372	$23,033

As a securities broker-dealer, the Company is engaged in various securities trading and brokerage activities as principal. In the normal course of business, the Company has sold securities that is does not currently own and will therefore be obligated to purchase such securities at a future date. The Company has recorded this obligation in the financial statements at the December 31, 2005 market value of the related securities and will incur a trading loss on the securities if the market price increases and a trading gain if the market price decreases subsequent to December 31, 2005.

Included in trading and investment securities are certain securities which are not readily marketable. Securities not readily marketable include investment securities (a) for which there is no market on a securities exchange or no independent publicly quoted market, (b) that cannot be publicly offered or sold unless registration has been effected under the Securities Act of 1933, or (c) that cannot be offered or sold because of other arrangements, restrictions, or conditions applicable to the securities or to the Company. At December 31, 2005, these securities consist of corporate stocks and warrants at estimated fair values of approximately $4,186,064.

Note 5.                                  Underwriter Warrants

The estimated fair value of warrants is determined by management using the Black-Scholes option-pricing model, taking into account the exercise price, remaining contractual life of the warrant, the current price of the underlying stock and its expected volatility, expected dividends on the stock and the risk-free interest rate for the remaining term of the warrant. The warrants generally have a five-year expiration date and vest immediately. The warrants are generally subject to a restriction period of six months to one-year in which the Company cannot exercise the warrants. The expected volatility factors were determined using historical volatility of the underlying stock if available and historical volatility of a peer group if volatility for the underlying stock is not available.

The following table summarizes activity in underwriter warrants:

Estimated fair value at January 1, 2005	$9,416,000
Warrants received, net of employee compensation	1,473,169
Warrants exercised or expired	(3,300,090)
Unrealized depreciation in estimated value	(1,314,079)

Estimated fair value at December 31, 2005	$6,275,000

Note 6.                                  Income Taxes

Income tax expense for the year ended December 31, 2005, differs from the amount calculated at the federal statutory rate, as follows:

Federal income tax expense at the statutory rate	$4,199,000
State and local income tax expense, net of federal tax benefit	473,000
Permanent differences and other	(132,000)
Decrease in valuation allowance on net deferred tax asset	(104,000)

$4,436,000

The Company’s net deferred tax asset (liability) consists of the following:

Prepaid expenses	$(172,000)
Accrued expenses	224,000
Unrealized gain on securities	(5,639,000)
State net operating loss carryforwards and credits	62,000
Net deferred tax liability, before valuation allowance	(5,525,000)
Valuation allowance	(45,000)

Net deferred tax liability	$(5,570,000)

The Company has recorded a valuation allowance in the amount of $45,000, for certain state net operating losses, based upon management’s assessment that it is more likely than not that a portion of the deferred tax assets will not be realized. The change in the valuation allowance was recorded in the fourth quarter of 2005. Management will continue to review the net deferred tax asset and may adjust the valuation allowance in future periods based upon their assessment.

Note 7.                                  Profit-Sharing Plan

Retirement benefits for employees who have completed certain service requirements, are provided by a defined contribution profit-sharing plan. The Company contributed approximately $605,000 to the plan for the year ended December 31, 2005.

Note 8.                                  Related Party Transactions

The Company incurred charges of $360,000 from its Parent for management and computer services during the year ended December 31, 2005. The Company also advances funds to its Parent in the normal course of business.

During the year ended December 31, 2005, the Company paid approximately $408,000 of legal costs on behalf of its officers and employees.

Note 9.                                  Leases

The Company leases office space under the terms of various non-cancelable operating leases. The future minimum payments, by year and in aggregate, required for leases with initial or remaining terms of one year or more consist of the following:

Years ending December 31:
2006	$516,509
2007	533,753
2008	538,800
2009	301,572
2010	117,456

$2,008,090

Occupancy expense for all operating leases amounted to $605,468 in 2005.

Note 10.                           Contingencies

The Company has been named by individuals in certain legal actions, some of which claim state and federal securities law violations and claim principal and punitive damages. Included in the financial statements is an accrual for $833,000 for settlements agreed to near and subsequent to the Company’s year-end. As preliminary hearings and discovery in the remaining cases is not complete, it is not possible to assess the degree of liability, the probability of an unfavorable outcome or the impact on the Company’s financial statements, if any. The Company’s management denies the charges in the remaining legal actions and is vigorously defending against them. No provision for any liability that may result from the remaining contingencies has been made in the financial statements.

Note 11.                           Net Capital Requirement

The Company is subject to the Securities and Exchange Commission Uniform Net Capital rule (SEC Rule 15c3-1), which requires the maintenance of minimum net capital and requires that the ratio of aggregate indebtedness to net capital,  both as defined, shall not exceed 15 to 1. The rule also provides that equity capital may not be withdrawn or cash dividends paid if the resulting net capital ratio would exceed 10 to 1. At December 31, 2005, the Company had net capital of $22,696,747, which was $22,308,476 in excess of its required net capital of $388,271. The Company’s net capital ratio was 0.26 to 1.

Note 12.         Concentration of Risk

The Company’s trading and investment securities include investments in the common stock of the following companies, which represent more than 10 percent of trading and investment securities at December 31, 2005:

Company	Investment Amount	Percentage of Total
ICOP Digital	$4,435,039	13.06%
Charles and Colvard, Ltd.	16,890,351	49.74%
	$21,325,390	62.80%

Paulson Investment Company, Inc.

Computation of Net Capital Under Rule 15c3-1

December 31, 2005

Schedule I

Total stockholder’s equity	$40,128,486

Addition - deferred taxes related to nonallowable assets	2,348,121

Total capital and allowable deferred taxes	42,476,607

Deductions and/or charges,
Nonallowable assets:
Trading and investment securities, not readily marketable	4,186,064
Underwriter warrants	6,275,000
Receivables from and advances to noncustomers	1,132,389
Other assets	623,467

Net capital before haircuts on securities positions	30,259,687

Haircuts:
Stocks and options	4,751,447
Undue concentration	2,306,177
Market blockage	505,316
7,562,940

Net capital	22,696,747

Net capital requirement	388,271

Excess net capital	$22,308,476

Aggregate Indebtedness
Accounts payable, accrued expenses and note payable	$3,324,505
Current income taxes payable to parent	2,499,571

Total aggregate indebtedness	$5,824,076

Ratio of aggregate indebtedness to net capital	0.26 to 1

Statement pursuant to Paragraph (d) of rule 17a-5:

There are no material differences between the amounts presented in the computations of net capital set forth above and the amounts as reported in the Company’s Unaudited Part II-A Focus report as of December 31, 2005.

Paulson Investment Company, Inc.

Computation for Determination of Reserve Requirements
Under Rule 15c3-3
December 31, 2005	Schedule II

None, the Company is exempt from rule 15c3-3 pursuant to the provisions of subparagraph (k)(2)(ii) thereof.

Information Relating to Possession or Control Requirements
Under Rule 15c3-3
December 31, 2005	Schedule III

None, the Company is exempt from rule 15c3-3 pursuant to the provisions of subparagraph (k)(2)(ii) thereof.

Independent Auditor’s Report on Internal Control

To the Board of Directors

Paulson Investment Company, Inc.

Portland, Oregon

In planning and performing our audit of the financial statements and supplemental schedules of Paulson Investment Company, Inc. (the Company), for the year ended December 31, 2005, we considered its internal control, including control activities for safeguarding securities, in order to determine our auditing procedures for the purpose of expressing our opinion on the financial statements and not to provide assurance on internal control.

Also, as required by rule 17a-5(g)(1) of the Securities and Exchange Commission (SEC), we have made a study of the practices and procedures followed by the Company, including tests of compliance with such practices and procedures that we considered relevant to the objectives stated in rule 17a-5(g) in making the periodic computations of aggregate indebtedness and net capital under rule 17a-3(a)(11) and for determining compliance with the exemptive provisions of rule 15c3-3. Because the Company does not carry securities accounts for customers or perform custodial functions relating to customer securities, we did not review the practices and procedures followed by the Company in any of the following:

(1)	Making quarterly securities examinations, counts, verifications, and comparisons.

(2)	Recordation of differences required by rule 17a-13.

(3)	Complying with the requirements for prompt payment for securities under Section 8 of Federal Reserve Regulation T of the Board of Governors of the Federal Reserve System.

The management of the Company is responsible for establishing and maintaining internal control and the practices and procedures referred to in the preceding paragraph. In fulfilling this responsibility, estimates and judgments by management are required to assess the expected benefits and related costs of controls, and of the practices and procedures referred to in the preceding paragraph, and to assess whether those practices and procedures can be expected to achieve the SEC’s above-mentioned objectives. Two of the objectives of internal control and the practices and procedures are to provide management with reasonable but not absolute assurance that assets for which the Company has responsibility are safeguarded against loss from unauthorized use or disposition, and that transactions are executed in accordance with management’s authorization and recorded properly to permit the preparation of financial statements in conformity with accounting principles generally accepted in the United States of America. Rule 17a-5(g) lists additional objectives of the practices and procedures listed in the preceding paragraph.

Because of inherent limitations in internal control or the practices and procedures referred to above, error or fraud may occur and not be detected. Also, projection of any evaluation of them to future periods is subject to the risk that they may become inadequate because of changes in conditions or that the effectiveness of their design and operation may deteriorate. Our consideration of internal control would not necessarily disclose all matters in internal control that might be material weaknesses under standards established by the American Institute of Certified Public Accountants. A material weakness is a condition in which the design or operation of one or more of the internal control components does not reduce to a relatively low level the risk that misstatements caused by error or fraud in amounts that would be material in relation to the financial statements being audited may occur and not be detected within a timely period by employees in the normal course of performing their assigned functions. However, we noted no matters involving internal control, including control activities for safeguarding securities, that we consider to be material weaknesses as defined above.

We understand that practices and procedures that accomplish the objectives referred to in the second paragraph of this report are considered by the SEC to be adequate for its purposes in accordance with the Securities Exchange Act of 1934 and related regulations, and that practices and procedures that do not accomplish such objectives in all material respects indicate a material inadequacy for such purposes. Based on this understanding and on our study, we believe that the Company’s practices and procedures were adequate at December 31, 2005, to meet the SEC’s objectives.

This report is intended solely for the information and use of the Board of Directors, management, the SEC, the New York Stock Exchange, the National Association of Securities Dealers and other regulatory agencies that rely on rule 17a-5(g) under the Securities Exchange Act of 1934 in their regulation of registered brokers and dealers, and is not intended to be and should not be used by anyone other than these specified parties.

Chicago, Illinois

February 20, 2006